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                                JOINDER AGREEMENT


         This Joinder Agreement is dated as of March 3, 2000, by TROY AMDev, Inc., a Delaware corporation ("New Borrower").

                                    RECITALS:

         A. New Borrower is a direct or indirect Domestic Subsidiary of Troy Group, Inc. ("Company").

         B. New Borrower desires to become a party as a Borrower to that certain Loan and Security Agreement (Accounts and Inventory) dated October 20, 1998 (as supplemented by the addenda and riders annexed thereto and as amended by Amendment No. 1 dated October 28, 1999 (as may be further amended, restated, supplemented or replaced from time to time, the "Agreement") by and among Company, the other Borrowers signatory thereto (by execution and delivery of the Agreement or of a Joinder Agreement) and Comerica Bank - California ("Bank"), and to receive all the benefits of and to become subject to the obligations thereof.

         C. Pursuant to Section 6.27 of the Agreement the New Borrower must execute and deliver this Joinder Agreement.

         In consideration of the benefits to be derived by the New Borrower under the Agreement and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the New Borrower agrees as follows:

         1. Capitalized terms used in the opening paragraph, the recitals and as otherwise used herein and not defined have the same meanings assigned to such terms in the Agreement.

         2. Upon its execution, this Joinder Agreement is made a part of the Agreement for all purposes, and the New Borrower shall be and become a party to the Agreement and shall without any further actions or conditions have all the rights and become subject to all the obligations of one of the Borrower thereunder.

         3. The New Borrower (a) represents and warrants that it is legally authorized to enter into this Joinder Agreement, (b) confirms that it has received copies of the Agreement, the other loan documents executed and delivered in connection therewith and all related documents ("Loan Documents"), and that on the basis of its review and analysis of this information has decided to enter into this Joinder Agreement, (c) confirms that it is a subsidiary of Company, (d) adopts by reference thereto all of the representations and warranties applicable to it as set forth in the Agreement as fully and with the same force and effect as though each such representation and warranty were set forth in its entirety in the Joinder Agreement and confirms and agrees that it shall perform each and every covenant applicable to it as one of the Borrower as provided in the Agreement and that it will at all times be in compliance with the terms of the Agreement, the other Loan Documents and all of the obligations and covenants set forth therein to the same extent as though each and every such


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agreement and covenant were set forth in their entirety in this Joinder
Agreement required to be performed by it as one of the Borrower thereunder.

         4. New Borrower shall be considered, and deemed to be, for all purposes of the Agreement and the other Loan Documents, one of the Borrower under the Agreement as fully as though New Borrower had executed and delivered the Agreement at the time originally executed and delivered by the Company and hereby ratifies and confirms its obligations under the Agreement and the other Loan Documents, all in accordance with the terms hereof.

         5. No Event of Default (as defined in the Agreement) has occurred and is continuing under the Agreement.

         6. This Joinder Agreement shall not become effective until the New Borrower has complied with all of the terms and conditions of Section 6.27 of the Agreement.

         7. This Joinder Agreement shall be governed by the Laws of the State of California and shall be binding upon New Borrower and its successors and assigns.

         IN WITNESS WHEREOF, the undersigned New Borrower has executed and delivered this Joinder Agreement as of the date first written above.

                                     TROY AMDEV, INC.


                                     By:   /s/ Del Conrad
                                           ----------------------


                                     Its:  CFO and Secretary
                                           ----------------------


Acknowledged and approved as of
the date first set forth above.

COMERICA BANK - CALIFORNIA


By:   /s/ Barbara D'Amato
      ----------------------

Its:  Vice President
      ----------------------


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